                                                                    EXHIBIT 10.3

                                            ***TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED
                                          UNDER 17 C.F.R. SECTIONS 200.80(b)(4),
                                                            200.83 AND 240.24B-2

                         AMENDMENT TO LICENSE AGREEMENT

This Agreement is made effective October 1, 1999, by and between Wisconsin Alumni Research Foundation (hereinafter called "WARF"), a nonstock, nonprofit, Wisconsin corporation, and Geron Corporation (hereinafter called "Geron"), a corporation organized and existing under the laws of Delaware.

        WHEREAS, WARF and Geron (hereinafter, collectively called "the Parties") have executed previously a License Agreement, effective April 23, 1999 (Agreement No. 99-0027) (hereinafter called "License Agreement"); and

        WHEREAS, WARF has requested and Geron has agreed to substitute as consideration a stock grant for the stock grant and stock options set forth in the License Agreement.

        NOW, THEREFORE, the Parties agree to amend the License Agreement as follows:

        1.      Section 4A shall be amended to read in full:

        Geron agrees to pay WARF a license fee comprised of [...***...] cash and 92,000 shares of Geron common stock. Geron shall make an S-3 filing with the Securities and Exchange Commission ("SEC") with respect to the 92,000 common shares by October 8, 1999 and use reasonable diligence thereafter with the SEC to obtain registration of such shares. In the event that WARF desires to sell a substantial percentage of the granted stock in the public market, WARF undertakes to appropriately manage the sale of such stock so as to not detrimentally effect the price of such stock.

        IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the dates indicated below.

WISCONSIN ALUMNI RESEARCH FOUNDATION

By: /s/ Richard H. Leazer                                 Date: October 20, 1999
   -----------------------------------------
        Richard H. Leazer, Managing Director

GERON CORPORATION

By: /s/ David L. Greenwood                                Date: October 14, 1999
   -----------------------------------------
        David L. Greenwood, Sr. V.P. of
        Corporate Development and CFO

----------------------------------------
Reviewed by WARF's General Counsel:

/s/ Elizabeth L.R. Donley
--------------------------------------------
Elizabeth L.R. Donley, Esq.

(WARF's attorney shall not be deemed a signatory to this Agreement.)

----------

[...***...] = MATERIAL HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION